Nasdaq listed (MGX) Non-Confidential Investor Overview Q2 2024 Unlocking 4 Billion Years of Microbial Evolution to Create Curative Genetic Medicines Exhibit 99.2

Forward Looking Statements This presentation includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation are forward looking statements, including statements regarding our cash runway, strategy and plans, industry environment, potential growth opportunities, and the therapeutic potential of our programs. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “ design,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short and long term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including but not limited to, our ability to develop and advance our programs and product candidates, our ability to maintain and establish collaborations or strategic partnerships, our regulatory approvals and filings, and other risks, uncertainties and assumptions identified in our filings with the Securities and Exchange Commission (the “SEC”), including our Form 10-K filed with the SEC on March 27, 2024, our most recently filed Form 10-Q filed with the SEC, and any subsequent filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, unless required by law. This presentation contains estimates and other information concerning our industry, our business and the markets for our products Information that is based on estimates, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. These sources include government and industry sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. While we believe our internal company estimates and research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source and no reliance should be placed on should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. 2 Non-Confidential Investor Overview

Building the leading genetics medicine company

Anticipated 2024 Milestones

Lead wholly-owned program in **Hemophilia A:**

- **DC nomination** by mid-2024
- **12-month NHP durability data** in 2H 2024

Additional DC in late 2024

Continued technology advancements including RIGS & CAST

Anticipated Milestones by 2026

2 IND filings

At least **2 additional DCs**

In vivo proof of concept for **large gene integrations**

Additional BD



moderna
affini T
IONIS
Recovered prime editing and base-editor correction fields from Moderna
Therapeutic translation
$75M Series A
$175M Series B1
$100M Series B2
$94M IPO
2021
2022
2023
2024
2025
2026
2027

Non-Confidential Investor Overview

DC = development candidate
NHP = nonhuman primate
RIGS = RNA-mediated integration systems
CAST = CRISPR-associated transposases
IND = Investigational New Drug application
BD = business development

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Wholly-Owned IP Diverse enzymes with novel IP & unique characteristics Proprietary library A highly differentiated genetic medicines platform 4 Broad Pipeline Key NHP PoC Durable editing in disease model Saturating in vivo editing Genome Editing Toolbox High efficiency & precision Leader in large gene integrations Small systems for flexible delivery Enabling Partnerships Continued BD opportunities Technology access Development/commercial expertise Translation Engine High speed translation High-throughput automation GMP manufacturing Key Value Drivers Cash runway for 2 anticipated IND filings Anticipated 2 additional DC nominations by 2026 PoC for large gene integrations Non-Confidential Investor Overview PoC = Proof of Concept

Metagenomics powers our discovery platform

Proprietary sampling

- Diverse climates & geographies
- Uncovering previously unknown organisms

AI-enabled, High-throughput screening

- AI-based cloud computing
- Proprietary algorithms
- Robotics & automation

Metagenomi Library

- Highly active & precise editing systems
- Modular engineering

>2.5 million
Nucleases

>3 million
Deaminases for
Base Editing

>5 million Reverse Transcriptases for
Prime Editing

>1,000 CRISPR Associated Transcriptases or
CASTs

~20,000 systems

are covered by our patents and patent applications

Non-Confidential Investor Overview

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Metagenomi toolbox designed for any desired gene correction

	MG Tool	Editing Approach	Tool Composition	Description
Small Edits	Programmable Nucleases, including ultra-small systems (SMART) (Knockdown, exon skipping)		MG Type II gRNA MG Type V gRNA	• Knock out a disease-causing gene • Build on therapeutic value of antisense and siRNA therapeutics *Example: Transthyretin amyloidosis*
	Base Editors, including ultra-small systems (SMART) (Single nucleotide changes)	A C G T	MG ABE A→I (G) MG CBE C→U (T)	• Single nucleotide change to address diseases involving a point mutation *Example: Alpha-1-antitrypsin deficiency*
	Little RIGS (prime editing) (1-100 base pair replacement, insertion, or deletion)		Reverse transcriptase pegRNA	• Small corrections, insertions, and deletions to address genetic diseases *Example: Phenylketonuria*
Large Integrations	Programmable Nuclease (Knock-in)		MG Type V	• Insert DNA into a safe harbor location *Example: Hemophilia A*
	Big RIGS (>100 base pair integrations)		RNA Template Reverse transcriptase	• Gene integration using an all RNA based system - easy to deliver *Example: Wilson's disease*
	CAST (>10,000 base pair integrations)		DNA Template Transposase	• Site-specific integration of potentially very large pieces of DNA *Example: Duchenne muscular dystrophy, Cystic fibrosis*

MG= Metagenomi ABE= Adenine Base Editor CBE= Cytosine Base Editor SMART= Small Arginine-rich systems
RIGS= RNA-mediated integration system CAST= CRISPR-associated transposases

Non-Confidential Investor Overview
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Highly efficient nucleases designed for any target in the human genome

- **Efficiency:** MG nucleases are selected for their native high efficiency against controls
- **Precision:** MG nuclease library expands targeting options within genes of interest, potentially increasing precision
- **Broad targetability:** MG nucleases have the estimated potential to target every codon in the human genome

High editing efficiency in mammalian cells



Genome Editing Efficiency
100
75
50
25
0
MG3-6
MG3-6/3-4
MG3-6/3-8
MG21-1
MG23-1
MG29-1
MG71-2
Top Performing Guides Across Select Nucleases

* Editing efficiency was determined based on the frequency of InDels detected by next generation sequencing ("NGS") at genomic sites targeted by each nuclease.

Addressing **any codon in the human genome**



Targetability
Every 1bp
Every 10bp
Every 100bp
Frequency of target sites in human genome
MG3-6
MG29-1
MG3-6/4
MG21-1
MG3-6/7
MG3-6/8
MG71-2
Metagenomi nucleases

* Targetability is the average distance between nuclease target sites in the human genome.

Non-Confidential Investor Overview 7

Ultra small (SMART) systems expand in vivo delivery

→ Our **SMART systems are ultra small** CRISPR nucleases and base editors that create potential advantages for safety, delivery, manufacturing and dosing

Published in *Nature Communications*, December 2022*

Size of Ultra small nucleases vs Cas9 Nuclease


Viral Delivery Vector
MG SMART I (748aa)
MG SMART II (429aa)
MG Compact Type V (488aa)
Cas9 Nuclease (1,371aa)

Size of Small SMART base editors vs Cas9 ABE


Viral Delivery Vector
SMART I Base Editor (969 aa)
SMART II Base Editor (623 aa)
Cas9 ABE Base Editor (1,588 aa)

High editing efficiency in mammalian cells, prior to optimization, with compact type V nuclease


Genome Editing Efficiency
(percent InDels measured by NGS)
100
75
50
25
0
Top-Performing Guides

InDels are measured by NGS and Each bar represents a distinct guide
Source: Goltsman *et al* 2022 *Nature Communications*

Non-Confidential Investor Overview
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MGX Base Editors greatly expand genome targetability

- → MGX base editors **increased the genome targetability by 5x** compared to SpCas9 base editors
- → MGX base editors have broadened the targetability of base editors **without losing efficiency or specificity**
- → Achieved by **swapping the PAM interacting domains** of highly active Type II enzymes

MG Toolbox of ABE have near complete coverage due to their wide targeting window and broad PAM preference



Cas9 ABE
Targetable
18.1%
81.9%
Not Targetable
MG ABE 1
47.8%
52.2%
MG ABE 2
9.4%
90.6%
MG ABE 3
4.8%
95.2%

MG3-6 CBEs are broadly targetable, aided by the relaxed specificity of engineered deaminases



Targetable
Cas9 CBE
5.4%
94.6%
Not Targetable
MG CBE 1
35.1%
64.9%
MG CBE 2
53.3%
46.7%
Theoretical expansion with novel enzymes

Source: Butterfield C. et al, *Novel and efficient base editors engineered to comprehensively target the human genome*; Poster presentation at ASGCT 2024

Non-Confidential Investor Overview
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Multiple options for large, targeted genome integrations CAST: DNA-Mediated Integration Systems Big RIGS: RNA-Mediated Integration Systems DNA Template Transposase Reverse transcriptase RNA Template Cargo Target DONOR PAM Junction between genomic target and donor template Junction between genomic target and donor template Target Null Target Safe Harbor Site A Safe Harbor Site B Non-Confidential Investor Overview Knock-In via Nuclease: Dual vector system mRNA splicing Tx Cargo Gene Tx Gene Tx Gene First-ever report of targeted integration of >900 bp with all-RNA delivery Platform has achieved NHP PoC in Hemophilia A program We believe we are the first to demonstrate large targeted genome integration using compact CAST in human cells

Flexibility in delivery expands targetable organs and disease areas MGX Toolbox designed to have broad compatibility with viral and nonviral delivery technologies Accomplished by a variety of nuclease and gRNA structures, which range in terms of their size and biochemistry Small guides for some type V Cas systems streamline manufacturing for delivery by lipid nanoparticle (LNP) approaches Our SMART systems are small enough to fit within the packaging limitations of adeno-associated viruses (AAV) We believe these features will facilitate delivery of our genome editing tools to previously inaccessible tissue types and organ systems Viral Delivery Vector Non-Viral Delivery Vector Non-Confidential Investor Overview

The ability to edit anywhere in the human genome, with high precision, tailored for each therapeutic indication Non-Confidential Investor Overview

Therapeutic translation

	Delivery Target	Editing Approach	Indication	Discovery	Lead Optimization	IND-Enabling	Clinical	Partner
In vivo	LIVER	Knock in	HEMOPHILIA A					
		Knock down	PRIMARY HYPEROXALURIA TYPE 1					
		Knock down	TRANSTHYRETIN AMYLOIDOSIS					IONIS
		Knock down	CARDIOVASCULAR DISEASE (AGT)					IONIS
		RIGS/Base Editing	ALPHA 1 ANTITRYPSIN DEFICIENCY					
		RIGS	WILSON'S DISEASE					
	NEUROMUSCULAR	Knock down	FAMILIAL ALS					
		Knock down	SPONTANEOUS ALS					
		Knock down	CHARCOT-MARIE-TOOTH TYPE 1A					
		Exon skipping/ CAST	DUCHENNE MUSCULAR DYSTROPHY					
	OTHER ORGANS	CAST	CYSTIC FIBROSIS					
		RIGS/CAST	RENAL DISEASE					
Ex vivo	CELL THERAPY	Knock out	IMMUNO-ONCOLOGY (TCR)					affini-T
		Knock out/in	AUTOIMMUNE / IMMUNO-ONCOLOGY					

Non-Confidential Investor Overview

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AAV delivers Factor VIII gene (donor DNA) Genome editing offers the potential for a lifelong cure for hemophilia A morbidity and mortality Estimated prevalence of nearly 30,000 hemophilia A patients in US* Genome editing approach MG nuclease creates highly efficient cut at safe harbor locus in albumin gene Factor VIII donor DNA is inserted at cut site Strength of albumin promoter provides high level of Factor VIII expression even at low integration rates LNP delivers nuclease mRNA and guide targeting albumin site mRNA splicing Hemophilia A: A life-altering bleeding disease with possibility of cure through genome editing Non-Confidential Investor Overview *Source: https://www.bleeding.org/bleeding-disorders-a-z/types/hemophilia-a

Expression at therapeutic levels in all 3 animals Durable FVIII activity demonstrated out to 4.5 months DC nomination planned for mid 2024 12 month FVIII durability data to be presented in 2H 2024 Animal ID INDELS in liver (d7) FVIII gene integration frequency # (copies per 100 genomes) Mean FVIII activity % of normal (d14 to d126) 1001 45% 2.9% 75% +/- 9 1002 50% 0.7% 13% +/- 4 1003 55% 1.4% 29% +/- 5 # INDELS and integration frequency measured in liver biopsy at day 7 Data-cut off at 4.5 months, study remains ongoing A potentially curative gene editing approach for Hemophilia A Fig 1: All 3 animals maintain therapeutic levels of FVIII out to 4.5 months Table 1: Mean FVIII activity between 13-75% of normal is within the target therapeutic range of 10-150% Non-Confidential Investor Overview

AAV delivers donor DNA template Leveraging Heme A experience to deliver and integrate a variety of target genes MG nuclease creates highly efficient cut at safe harbor locus The LNP component stays fixed and serves as a platform New programs can move quickly by simply substituting the donor DNA cargo within existing AAV LNP delivers nuclease mRNA and guide targeting safe harbor locus mRNA splicing Established platform for large gene integrations Non-Confidential Investor Overview Tx Gene Tx Gene A Tx Gene B Tx Gene C Tx Gene A Tx Cargo Gene

Primary Hyperoxaluria, Type 1 (PH1)—a durable knockdown of HAO1 for substrate reduction therapy

Genome Editing Strategy for Targeting HAO1:


HAO1
sgRNA
MG-Cas
mRNA
HAO1
sgRNA
Genomic DNA
MG-Cas
HAO1 mRNA
InDels
mRNA
Degradation
GO Protein
Knockdown

Goal: durably knock down HAO1 resulting in stable and permanent reduction of oxalate levels to effect a lifelong benefit

- PH1 is a serious disease that causes kidney failure
- PH1 is the most common of the primary hyperoxalurias with ~1,000-3,000 patients in both the US and Europe*

Genome Editing Strategy:

- Inactivate the HAO1 gene with a nuclease delivered via LNP
- Limits accumulation of oxalate by inhibiting the generation of its substrate
- Chronic inhibition of HAO1 via siRNA has been well tolerated in humans

Non-Confidential Investor Overview

*GO = glycolate oxidase

* Source: Clin Kidney J. 2022 May; Primary hyperoxaluria type 1 in developing countries: novel challenges in a new therapeutic era; Published online 2022 May 17. doi: 10.1093/ckj/sfab203

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Mouse PoC shows 90% reduction of target GO protein

Demonstrated dose dependent **saturating levels of hepatocyte genome editing** of HAO1 in normal mice

- ➔ Up to 90% reduction of target GO protein
- ➔ Reduction of mRNA and protein > DNA editing because target gene is only expressed in hepatocytes
- ➔ Strong preclinical PoC

Dose Dependent Editing, mRNA Knockdown and Protein Knockdown of HAO1 in Normal Mice after a Single Administration of the Lead Nuclease mRNA and Lead Guide Encapsulated in a LNP with Tropism to the Liver



100
80
60
40
20
0
Percent (%)
0.0
0.2
0.4
0.6
0.8
1.0
Dose (mpk of RNA)
Protein KD %
mRNA KD %
Editing %

~70% editing in whole liver = ~100% editing in hepatocytes

Non-Confidential Investor Overview

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Accelerating therapeutic translation Liver Targets Knock-in & knock-down: Hemophilia A Primary Hyperoxaluria Type I Transthyretin Amyloidosis Cardiovascular Indications (AGT) Gene corrections & integrations: A1AT Deficiency Wilson’s Disease Neuromuscular + CNS Targets Ultra small systems for Knock down/Exon skipping: Familial ALS Spontaneous ALS Charcot Marie-Tooth Type 1a Duchenne Muscular Dystrophy Other Organs Gene corrections & integrations: Cystic fibrosis Renal targets Cell therapy Therapeutic Translation Modular Genome Editing Platform 19 Non-Confidential Investor Overview

Early investment in automation & manufacturing We aim to develop and characterize complex human gene editing components that are essential to pursue a successful regulatory pathway for genetic medicine development by investing in: 1. Integrated computational & high-throughput automated workstreams 2. Comprehensive characterization with state of the art assays 4. CMC development and GMP manufacturing capabilities Plasmid Nuclease mRNA sgRNA LNP AAV Genome Editing Components 3. Optimizing genome editing components and delivery technology Non-Confidential Investor Overview 20

Brian Thomas, PhD CEO & Founder Prior to co-founding the company, Dr. Thomas spent more than 20 years in academic research helping to pioneer the field of metagenomics. Dr. Thomas has been cited over 16,000 times and listed as an inventor in 28 patent families. Luis Borges, PhD CSO Spent over 27 years in the biotechnology industry in leadership roles overseeing the research and development of multiple therapeutic candidates including cell therapies. Jian Irish, PhD, MBA President & COO Held biopharma executive leadership roles for nearly 20 years in drug development and global operations, and has helped launch several breakthrough medicines. Pamela Wapnick, MBA CFO Spent over 20 years in diversified financial leadership positions, spanning strategic and operational finance roles at public and private companies including life sciences and biotechnology companies. Sarah Noonberg, MD, PhD CMO Spent more than 20 years in translational and clinical development leadership roles with a track record of advancing therapeutic programs from discovery to commercialization. 21 Simon Harnest, MSc CIO & SVP of Investor Relations Held leadership roles in corporate finance and strategy in the life sciences sector, having raised over $1bn in public and private capital, including leading IPO and spin-out. Alan Brooks, PhD SVP of Preclinical Worked on genetic medicines providing scientific leadership in translational research for more than 25 years. Dr. Brooks’ research has led to 20 publications and numerous patent filings. Chris Brown, PhD VP of Discovery Former scientist at the Jill Banfield lab and an expert in using metagenomics to discover novel microbial systems for use in genome editing. Dr. Brown’s research has resulted in over 35 publications and over 20 patent family filings. Leadership team Non-Confidential Investor Overview

22 Strong Cash Position $327.4 million as of March 31, 2024 Cash runway into 2027 Partners Non-Confidential Investor Overview Join us on our journey to transform patients’ lives Anticipated Milestones by 2026 2 IND filings At least 2 additional DCs In vivo proof of concept for large gene integrations Additional BD Anticipated 2024 Milestones Lead wholly-owned program in Hemophilia A: DC nomination by mid-2024 12-month NHP durability data in 2H 2024 Additional DC in late 2024 Continued technology advancements including RIGS & CAST

Thank you 23 Non-Confidential Investor Overview Investor Contact: Simon Harnest, MSc CIO & SVP of Investor Relations simon@metagenomi.co